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                                                                    EXHIBIT 23.2


                        CONSENT OF ARTHUR ANDERSEN LLP.




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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report for the KippGroup dated March 19, 1999 included in Synetic, Inc.'s Form 8-K, for the year ended December 31, 1998, and to all references to our Firm in this registration statement.





                                                         /s/ Arthur Andersen LLP


Orange County, California
June 23, 1999